UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 5, 2013

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-31616	22-3059110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 3400

Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 788-1999

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On April 5, 2013, International Lease Finance Corporation (the “Company”) issued a press release announcing the partial prepayment (the “Prepayment”) and amendment (the “First Amendment”) of the secured term loan (the “2012-1 Secured Term Loan”) dated as of February 23, 2012 and entered into by an indirect, wholly owned subsidiary of the Company, as the borrower (the “Subsidiary Borrower”).

The Prepayment reduced the outstanding principal amount of the 2012-1 Secured Term Loan to $750,000,000 from $900,000,000. After giving effect to the First Amendment, the 2012-1 Secured Term Loan bears interest at LIBOR plus 2.75% (the “Applicable Margin”) with a LIBOR floor of 0.75%, down from LIBOR plus 4.0% with a LIBOR floor of 1.0%; provided, that for any period in which the base rate applies (as determined pursuant to the 2012-1 Secured Term Loan), the Applicable Margin shall be 1.75% per annum, down from 3.0% per annum. In addition, if the Subsidiary Borrower voluntarily prepays the 2012-1 Secured Term Loan in part or in full during the first six months following the date of the First Amendment, then in certain circumstances the amount prepaid will be subject to a 1% prepayment premium. The maturity date remains June 30, 2017.

The obligations of the Subsidiary Borrower under the 2012-1 Secured Term Loan are guaranteed on an unsecured basis by the Company and on a secured basis by certain wholly owned subsidiaries of the Subsidiary Borrower. The security granted includes the equity interests in certain special purpose subsidiaries (the “SPEs”) of the Subsidiary Borrower that own the relevant aircraft and are designated as non-restricted subsidiaries under the Company’s indentures. After giving effect to the First Amendment, certain collateral that had served as security for the 2012-1 Secured Term Loan was released, and the SPEs now collectively own a portfolio of 54 aircraft and related equipment and leases, with an average appraised base value as of December 31, 2012 resulting in an initial loan-to-value ratio of approximately 55%. The maximum loan-to-value ratio remains 63%.

The 2012-1 Secured Term Loan is filed as an exhibit to the Company’s Form 10-K for the year ended December 31, 2011.

Item 7.01                                           Regulation FD Disclosure.

On April 5, 2013, the Company issued a press release announcing the Prepayment and the First Amendment. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

The following exhibit is included with this report and is being furnished solely for purposes of Item 7.01 of this Form 8-K.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 5, 2013.

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Elias Habayeb
	By:	Elias Habayeb
Senior Vice President & Chief Financial Officer

DATED: April 5, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 5, 2013.